________________________________________________________________________________
________________________________________________________________________________

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement

    [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

    [x] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          THE COOPER COMPANIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

                            -------------------

Payment of Filing Fee (Check the appropriate box):

    [x] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

            ____________________________________________________________________

        (2) Aggregate number of securities to which transaction applies:

            ____________________________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ____________________________________________________________________

       (4) Proposed maximum aggregate value of transaction:

            ____________________________________________________________________

       (5) Total fee paid:

            ____________________________________________________________________

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid: ___________________

        (2) Form, Schedule or Registration No.: ___________________

        (3) Filing Party: ___________________

        (4) Date Filed: ___________________


________________________________________________________________________________
________________________________________________________________________________

                                     [Logo]

                                                                February 9, 2001

Dear Stockholder:

    You are cordially invited to join us at the 2001 Annual Meeting of Stockholders of The Cooper Companies, Inc. on Wednesday, March 28, 2001, to be held at the New York Marriott East Side, 525 Lexington Avenue, New York, NY beginning at 10:00 a.m.

    The actions you will be asked to take at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

    We have also included a copy of the Company's Annual Report. We encourage you to read the Annual Report, which includes information on the Company's operations, markets and products, as well as the Company's audited financial statements.

    I hope that you will take this opportunity to participate in the affairs of your Company by voting on each of the business items to come before the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy. If you attend the meeting and wish to vote your shares in person, you may revoke your proxy.

    We look forward to seeing you at the Annual Meeting.

                                           Sincerely,

                                           ALLAN E. RUBENSTEIN
                                           -------------------------
                                           ALLAN E. RUBENSTEIN, M.D.
                                           Chairman of the Board of Directors

                           THE COOPER COMPANIES, INC.
                      6140 STONERIDGE MALL ROAD, SUITE 590
                              PLEASANTON, CA 94588

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

To the Stockholders of
THE COOPER COMPANIES, INC.

    The Annual Meeting of Stockholders of The Cooper Companies, Inc., a Delaware corporation (the 'Company'), will be held on March 28, 2001, at the New York Marriott East Side, 525 Lexington Avenue, New York, NY, at 10:00 a.m., for the purpose of considering and acting upon the following:

        1. The election of a board of eight directors.

        2. The approval of the 2001 Long Term Incentive Plan.

        3. The ratification of the appointment of KPMG LLP as independent certified public accountants of the Company for the fiscal year ending October 31, 2001.

        4. The transaction of any other business that may properly arise at the meeting or any adjournments or postponements thereof.

    Only stockholders of record at the close of business on February 7, 2001 will be entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

    Enclosed with this Notice is a Proxy Statement, a proxy card and a return envelope, as well as a copy of the Company's Annual Report for the fiscal year ended October 31, 2000.

    All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please COMPLETE, SIGN and DATE the enclosed proxy card and MAIL it promptly in the enclosed postage paid envelope.

                                          By Order of the Board of Directors

                                          CAROL R. KAUFMAN
                                          ---------------------
                                          CAROL R. KAUFMAN
                                          Secretary

Dated: February 9, 2001

                             YOUR VOTE IS IMPORTANT
    IT IS IMPORTANT THAT ALL STOCKHOLDERS BE REPRESENTED AT THE ANNUAL MEETING. IN ORDER TO ASSURE YOUR REPRESENTATION WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ACCOMPANYING REPLY ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE ANNUAL MEETING.

                           THE COOPER COMPANIES, INC.
                      6140 STONERIDGE MALL ROAD, SUITE 590
                              PLEASANTON, CA 94588
                                 --------------
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 28, 2001
                                 --------------

INFORMATION REGARDING PROXIES

    The accompanying proxy card is solicited by and on behalf of the Board of Directors of The Cooper Companies, Inc. (the 'Company') for use at its Annual Meeting of Stockholders to be held on March 28, 2001 at the New York Marriott East Side, 525 Lexington Avenue, New York, NY, at 10:00 a.m., and at any adjournments or postponements thereof. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about February 12, 2001.

    When a proxy card in the form enclosed with this Proxy Statement is returned properly executed, the shares represented will be voted at the Annual Meeting in accordance with the indicated directions. If a proxy card is properly executed but no directions are indicated, the shares will be voted FOR each of the nominees for director as shown on the form of proxy card, FOR adoption of the 2001 Long Term Incentive Plan and FOR ratification of the appointment of KPMG LLP as independent certified public accountants of the Company. The Board of Directors is not aware of any other business to come before the Annual Meeting. If any other matters should properly come before the Annual Meeting or any adjournments or postponements thereof for which specific authority has not been solicited from the stockholders, then, to the extent permissible by law, the persons voting the proxies will use their discretionary authority to vote in accordance with their best judgment. A stockholder who executes and returns the enclosed proxy card may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing a subsequently dated proxy card or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and returned a proxy card does not alone revoke such proxy.

    The Company will pay all costs associated with soliciting proxies. In addition to the solicitation of proxies by mail, officers, directors and other employees of the Company, acting on its behalf, may solicit proxies by telephone, facsimile or personal interview. Also, the Company has retained D.F. King & Co., Inc. to aid in the solicitation of proxies, for which the Company will pay a fee of $10,000 plus reasonable expenses. The Company will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to stockholders of record.

OUTSTANDING STOCK AND VOTING RIGHTS

    As of the close of business on February 7, 2001, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding 14,565,095 shares of the Company's common stock, $.10 par value per share, each of which is entitled to one vote at the Annual Meeting. Under the Company's By-laws and Delaware law, shares represented by proxies that reflect abstentions or broker non-votes (that is, shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by the favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions as to the election of directors will not affect the election of the candidates receiving a plurality of votes. Each of the proposals to approve the 2001 Long Term Incentive Plan and to ratify the appointment of the Company's independent certified public accountants requires the approval of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions to these proposals will have the same effect as votes against them. Shares represented by proxies that reflect broker non-votes will be treated as not entitled to vote for purposes of determining approval of these proposals and will not have any effect on the outcome of such proposal.

                     PROPOSAL 1  --  ELECTION OF DIRECTORS

    The Company's By-laws provide for no fewer than six and no more than eleven directors, as determined by the Board of Directors, which has fixed the number of directors to be elected at the 2001 Annual Meeting at eight, each of whom will serve until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. The Board of Directors recommends that each nominee for director described below be elected to serve as a director of the Company. All nominees have consented to be named and have indicated their intention to serve if elected. The Board of Directors does not expect that any nominee will be unavailable for election or unable to serve. If any nominee is not available for election or able to serve as a director, the accompanying proxy will be voted for the election of such other person, if any, as the Board of Directors may designate.

THE NOMINEES

    Each of the nominees currently serves on the Board of Directors.

    The names of the nominees for election as directors are listed below, together with certain personal information, including their present principal occupation and recent business experience.

                                                                       YEAR
                                                                    COMMENCED
                                                                    SERVING AS
                                                                    A DIRECTOR
                 NAME, PRINCIPAL OCCUPATION                           OF THE
                  AND OTHER DIRECTORSHIPS                     AGE    COMPANY
                  -----------------------                     ---    -------
A. Thomas Bender............................................  62       1994
    Mr. Bender was elected President and Chief Executive
      Officer of the Company in May 1995. He had been
      serving as the Chief Operating Officer of the Company
      since August 1994, and as Executive Vice President
      since March 1994. He served as Acting Chief Operating
      Officer of the Company from March 1994 to August 1994,
      and as Senior Vice President, Operations from October
      1992 to February 1994. He continues to serve as
      President of CooperVision, Inc., the Company's contact
      lens subsidiary, a position he has held since June
      1991. Between 1966 and June 1991, Mr. Bender held a
      variety of positions at Allergan, Inc. (a manufacturer
      of eye and skin care products), including Corporate
      Senior Vice President, and President and Chief
      Operating Officer of Herbert Laboratories, Allergan's
      dermatology division.

Michael H. Kalkstein........................................  58       1992
    Mr. Kalkstein has been a partner of Oppenheimer, Wolff &
      Donnelly, LLP since September 1999 and is a member of
      that firm's Policy and Technologies Committees. He was
      a partner in the law firm of Graham & James LLP from
      September 1994 through August 1999 and a partner in
      the law firm of Berliner Cohen from 1983 through August
      1994. He has been a member of the Board of Trustees of
      Opera San Jose since 1984, serving as its President
      from 1992 to 1994.

Moses Marx..................................................  65       1995
    Mr. Marx has been the general partner in United Equities
      Company (a securities brokerage firm) since 1954 and a
      general partner in United Equities Commodities Company
      (a commodities brokerage firm) since 1972. He is also
      President of Momar Corp. (an investment company). Mr.
      Marx is also a director of Berkshire Bancorp Inc., a
      bank holding company. He previously served as a member
      of the Company's Board of Directors from September
      1989 to September 1991.

Donald Press................................................  67       1993
    Mr. Press has been Executive Vice President of Broadway
      Management Co., Inc. (an owner and manager of
      commercial office buildings) since 1981. Mr. Press, an
      attorney, is also a principal in Donald Press, P.C. (a
      law firm) located in New York City. He is also a
      director of Components Specialties, Inc. (an
      electronics company) and Superior Savings of New
      England (formerly Branford Savings Bank).

                                                                       YEAR
                                                                    COMMENCED
                                                                    SERVING AS
                                                                    A DIRECTOR
                 NAME, PRINCIPAL OCCUPATION                           OF THE
                  AND OTHER DIRECTORSHIPS                     AGE    COMPANY
                  -----------------------                     ---    -------
Steven Rosenberg............................................  52       1993
    Mr. Rosenberg has been President and Chief Executive
      Officer of Berkshire Bancorp Inc., a bank holding
      company since March 1995, and Vice President, Finance
      and Chief Financial Officer since 1990. From September
      1987 through April 1990, Mr. Rosenberg was President
      and Chief Executive Officer of Scomel Industries Inc.
      (an international marketing and consulting group).
      Mr. Rosenberg is currently a director of Berkshire
      Bancorp Inc.

Allan E. Rubenstein, M.D. ..................................  56       1992
    Dr. Rubenstein has served as Chairman of the Board of
      Directors since July 1994; he served as Acting
      Chairman of the Board from April 1993 through June
      1994. He is Chairman of the Board of University Heart
      Scan, LLC, a cardiac scanning company and a Consultant
      to WorldCare Ltd. Dr. Rubenstein is certified by the
      American Board of Psychiatry and Neurology and by the
      American Society for Neuroimaging. He has been on the
      faculty of the Department of Neurology at Mt. Sinai
      School of Medicine in New York City since 1976, and
      currently is Associate Professor and Director of the
      Mt. Sinai Neurofibromatosis Research and Treatment
      Center. Dr. Rubenstein has authored two books on
      neurofibromatosis and is Medical Director for the
      National Neurofibromatosis Foundation.

Robert S. Weiss.............................................  54       1996
    Mr. Weiss has served as Executive Vice President of the
      Company since October 1995. He has been Treasurer and
      Chief Financial Officer of the Company since 1989.
      From October 1992 until October 1995, he was also a
      Senior Vice President; from March 1984 to October 1992
      he served as a Vice President, and from 1984 through
      July 1990 he served as Corporate Controller.

Stanley Zinberg, M.D. ......................................  66       1997
    Dr. Zinberg, an obstetrician-gynecologist, is Vice
      President for Practice Activities of the American
      College of Obstetricians and Gynecologists in
      Washington, D.C. From 1981 until 1993 he served as
      Chief, Obstetrics and Gynecology and Director, OB-GYN
      Residency Program at NYU Downtown Hospital, where from
      1990 through 1992 he also served as President of the
      Medical Staff and a member of the Board of Trustees.
      He is certified by the American Board of Obstetrics
      and Gynecology and is a member of faculty of the
      Departments of Obstetrics and Gynecology at New York
      University School of Medicine, the Cornell University
      College of Medicine and the Georgetown University
      School of Medicine.

    There are no family relationships among any of the Company's current directors or executive officers or the Board's proposed nominees.

BOARD COMMITTEES, MEETINGS AND COMPENSATION

    There are four active Board Committees:

        (i) The Audit and Finance Committee advises and makes recommendations to the Board of Directors concerning (a) the appointment of the Company's independent certified public accountants, (b) the activities of the independent certified public accountants, and (c) the financial, investment and accounting procedures and practices followed by the Company. The Audit and Finance Committee operates under a written charter adopted by the Board of Directors. The members are Messrs. Rosenberg (Chair) and Kalkstein and Dr. Zinberg.

        (ii) The Compensation/Long Term Incentive Plan Committee advises and makes recommendations to the Board of Directors regarding the compensation of directors, officers and senior management and the granting of awards under the Company's Long Term Incentive Plans. The members are Messrs. Kalkstein (Chair) and Press and Dr. Rubenstein.

        (iii) The Management Committee meets with the Chief Executive Officer, senior corporate staff and key operating personnel at Operations Meetings. The members are Dr. Rubenstein and Mr. Press.

        (iv) The Nominating Committee selects individuals to be nominated for election to the Company's Board of Directors. The members are Drs. Rubenstein and Zinberg and Messrs. Marx and Bender. The Nominating Committee will consider suggestions from stockholders for nominees for election as directors at the 2002 Annual Meeting, provided that the recommendations are made in accordance with the procedure described below under Stockholder Nominations and Proposals.

    During the fiscal year ended October 31, 2000, the Board met ten times and acted six times by unanimous written consent, the Audit and Finance Committee met five times, and the Compensation/Long Term Incentive Plan Committee met five times. Members of the Management Committee met with members of senior management four times.

    For a description of compensation paid to directors, see 'Executive Compensation -- Compensation of Directors'

EXECUTIVE OFFICERS OF THE COMPANY

    Set forth below is information regarding the current executive officers of the Company who are not also directors:

                NAME                   AGE                   OFFICE
                ----                   ---                   ------
B. Norris Battin.....................  64    Vice President of Investor Relations
                                               and Communications
Gregory A. Fryling...................  46    Chief Operating Officer of
                                               CooperVision, Inc.
Carol R. Kaufman.....................  51    Vice President of Legal Affairs,
                                               Secretary and Chief Administrative
                                               Officer
Nicholas J. Pichotta.................  56    President and Chief Executive Officer
                                               of CooperSurgical, Inc.
Stephen C. Whiteford.................  60    Vice President and Corporate Controller

    Mr. Battin is Vice President of Investor Relations and Communications. Prior to joining the Company, Mr. Battin was Principal Associate of Battin Associates, a healthcare marketing, advertising and public relations consultancy whose client list included the Company. From 1968 to 1991 Mr. Battin held numerous marketing, advertising, public relations and public affairs positions at Allergan, Inc., a multinational manufacturer of eye and skin care products, including Senior Vice President, Public Affairs and Communication.

    Mr. Fryling has been Chief Operating Officer of CooperVision, Inc. since May 2000. From January 1993 through April 2000, he served as Vice President, Business Development of The Cooper Companies, Inc. and prior to that served as an officer of various subsidiaries of the Company.

    Ms. Kaufman has been Vice President and Chief Administrative Officer since October 1995 and was elected Vice President of Legal Affairs and Secretary in March 1996. From January 1989 through September 1995, she served as Vice President, Secretary, and Chief Administrative Officer of Cooper Development Company, a healthcare and consumer products company. Ms. Kaufman currently serves as a director of U.S.-China Industrial Exchange, Inc. (NASDAQ:CHDX)

    Mr. Pichotta has been President and Chief Executive Officer of CooperSurgical, Inc., the Company's women's health care business, since September 1992. Prior to that he served as an officer of various subsidiaries of the Company.

    Mr. Whiteford has been Vice President and Corporate Controller since July 1992. He served as Assistant Corporate Controller from March 1988 to July 1992 and held a variety of financial positions at the Company and at Cooper Laboratories, Inc. (the Company's former parent) since 1975.

SECTION 16(a) COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Company's executive officers (as defined), directors and persons owning more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership of all equity and derivative securities of the Company with the Securities and Exchange Commission ('SEC') and the New York Stock Exchange, Inc. SEC regulations also require that a copy of all Section 16(a) forms filed be furnished to the Company by its officers, directors and greater than ten-percent stockholders.

    Based solely on a review of the copies of such forms and related amendments received by the Company, or on written representations from the Company's officers and directors that no Forms 5 were required to be filed, the Company believes that during fiscal 2000 all Section 16(a) filing requirements applicable to its officers, directors and beneficial owners of more than ten percent of any class of its equity securities were met with the exception that Nicholas Pichotta failed to file a monthly report of a sale of shares, but did report the transaction in a subsequent Form 4.

SECURITIES HELD BY MANAGEMENT

    The following table sets forth information regarding ownership of the Company's common stock by each of its current directors, the individuals named in the Summary Compensation Table and by all of the current directors and executive officers as a group.

                                                                COMMON STOCK
                                                          BENEFICIALLY OWNED AS OF
                                                              DECEMBER 31, 2000
                                                         ---------------------------
                                                          NUMBER          PERCENTAGE
               NAME OF BENEFICIAL OWNER                  OF SHARES        OF SHARES
               ------------------------                  ---------        ---------
A. Thomas Bender.......................................    317,191(1)        2.2%
Gregory A. Fryling.....................................     64,986(2)       *
Michael H. Kalkstein...................................     37,064(3)       *
Carol R. Kaufman.......................................     69,833(4)       *
Moses Marx.............................................    142,868(3)       *
Nicholas J. Pichotta...................................     15,000(5)       *
Donald Press...........................................     41,581(3)       *
Steven Rosenberg.......................................     32,731(3)       *
Allan E. Rubenstein, M.D. .............................     13,129(6)       *
Robert S. Weiss........................................    228,665(7)        1.6%
Stanley Zinberg, M.D. .................................     23,495(8)       *
All current directors and executive officers as a group
  (14 persons).........................................  1,098,650           7.6%

--------------

* Less than 1%.

(1) Includes 288,611 shares which Mr. Bender could acquire upon the exercise of presently exercisable stock options.

(2) Includes 64,667 shares which Mr. Fryling could acquire upon the exercise of presently exercisable stock options.

(3) Includes 215 restricted shares which each of Messrs. Kalkstein, Marx, Press and Rosenberg were granted in November 2000 pursuant to the 1996 Long Term Incentive Plan for Non-Employee Directors (the '1996 LTIP'). Each director has sole voting power with respect to those 215 shares; however, disposition is restricted pursuant to the terms of the 1996 LTIP. Also includes 28,333 shares which each of them could acquire upon the exercise of presently exercisable stock options.

(4) Includes 56,000 shares which Ms. Kaufman could acquire upon the exercise of presently exercisable stock options.

(5) Includes 15,000 shares which Mr. Pichotta could acquire upon the exercise of presently exercisable stock options.

(6) Includes 269 restricted shares granted to Dr. Rubenstein in November 2000 pursuant to the terms of the 1996 LTIP. Dr. Rubenstein has sole voting power with respect to those 269 shares; however, disposition is restricted pursuant to the terms of the 1996 LTIP. Also includes 7,500 shares which Dr. Rubenstein could acquire upon the exercise of presently exercisable stock options.

(7) Includes 2,554 shares held on account for Mr. Weiss under the Company's 401(k) Savings Plan and 205,000 shares which he could acquire upon the exercise of presently exercisable stock options.

(8) Includes 215 restricted shares granted to Dr. Zinberg pursuant to the terms of the 1996 LTIP. Dr. Zinberg has sole voting power with respect to those 215 shares; however, disposition is restricted pursuant to the terms of the 1996 LTIP. Also includes 22,222 shares which Dr. Zinberg could acquire upon the exercise of presently exercisable stock options.

PRINCIPAL SECURITYHOLDERS

    The following table sets forth information regarding ownership of outstanding shares of the Company's common stock by those individuals or groups who have advised the Company that they own more than five percent (5%) of such outstanding shares.

                                                                  COMMON STOCK
                                                               BENEFICIALLY OWNED
                                                            AS OF DECEMBER 31, 2000
                                                           --------------------------
                                                            NUMBER         PERCENTAGE
                NAME OF BENEFICIAL OWNER                   OF SHARES       OF SHARES
                ------------------------                   ---------       ---------
Palisade Capital Management, L.L.C. .....................    729,750(1)       5.11%
  One Bridge Plaza
  Fort Lee, NJ 07024

Chase Manhattan Corporation .............................    930,100(2)      6.632%
  270 Park Avenue
  New York NY 10017

--------------

(1) Reported as of December 12, 2000 in its Schedule 13G dated December 15,
    2000.

(2) Reported as of December 31, 1999 in its Schedule 13G dated February 10,
    2000.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

    The table below shows compensation paid in or with respect to each of the last three fiscal years to the individual who served as the Company's Chief Executive Officer for fiscal 2000, and to each person who was, for the fiscal year ended October 31, 2000, among the four other most highly compensated executive officers of the Company or its subsidiaries.

                                    ANNUAL COMPENSATION         LONG TERM COMPENSATION
                                    -------------------   -----------------------------------
                                                                   AWARDS             PAYOUTS
                                                          -------------------------   -------
                                                          RESTRICTED    SECURITIES
    NAME AND PRINCIPAL                                      STOCK       UNDERLYING     LTIP      ALL OTHER
         POSITION            YEAR    SALARY     BONUS       AWARDS     OPTIONS/SARS   PAYOUTS   COMPENSATION
         --------            ----    ------     -----       ------     ------------   -------   ------------
A. Thomas Bender ..........  2000   $404,250   $270,847        -0-        35,000          -0-      $2,835(1)
  President and Chief        1999   $385,000   $240,625        -0-        35,000          -0-      $1,426(1)
  Executive Officer          1998   $367,000   $146,800        -0-       233,000          -0-      $2,250(1)
Gregory A. Fryling ........  2000   $195,400   $ 95,200        -0-        18,000          -0-      $  932(3)
  Chief Operating Officer    1999   $180,523   $ 90,262        -0-        18,000          -0-      $  554(2)
  of CooperVision, Inc.      1998   $173,583   $ 55,547        -0-        16,000          -0-      $  654(2)
Carol R. Kaufman ..........  2000   $196,350   $105,243        -0-        18,000          -0-      $1,005(3)
  Vice President of Legal    1999   $187,000   $ 93,500        -0-        18,000          -0-      $  656(2)
  Affairs, Secretary and     1998   $178,000   $ 56,960        -0-        16,000          -0-      $  845(2)
  Chief Administrative
  Officer
Nicholas J. Pichotta ......  2000   $215,000   $ 68,800        -0-        10,000          -0-      $1,228(3)
  President and CEO of       1999   $215,000   $ 41,710        -0-           -0-          -0-      $  936(2)
  CooperSurgical, Inc.       1998   $210,000   $ 16,800        -0-        10,000          -0-      $1,322(2)
Robert S. Weiss ...........  2000   $284,550   $171,854        -0-        27,000          -0-      $1,127(3)
  Executive Vice President,  1999   $271,000   $152,438        -0-        27,000          -0-      $  836(2)
  Treasurer and CFO          1998   $258,200   $ 92,952        -0-       163,000          -0-      $1,599(2)

--------------

(1) Consists of income associated with life insurance coverage.

(2) Consists of a $400 contribution by the Company to a 401(k) account and income associated with life insurance coverage.

(3) Consists of a $800 contribution by the Company to a 401(k) account and income associated with life insurance coverage.

              OPTION GRANTS IN FISCAL YEAR ENDED OCTOBER 31, 2000

                                                                                          POTENTIAL REALIZABLE VALUE
                                           PERCENT OF                                       AT ASSUMED ANNUAL RATES
                                          TOTAL OPTIONS                                   OF STOCK PRICE APPRECIATION
                                           GRANTED TO                                         FOR OPTION TERM(2)
                                OPTIONS   EMPLOYEES IN    EXERCISE PRICE   EXPIRATION   -------------------------------
             NAME               GRANTED    FISCAL YEAR      PER SHARE         DATE         5%($)              10%($)
             ----               -------    -----------      ---------         ----         -----              ------
A. Thomas Bender..............  35,000(1)       15%           $35.09        10/23/10    $    343,224       $  1,274,001
Gregory A. Fryling............  18,000(1)        8%           $35.09        10/23/10    $    176,515       $    655,200
Carol R. Kaufman..............  18,000(1)        8%           $35.09        10/23/10    $    176,515       $    655,200
Nicholas J. Pichotta..........  10,000(1)        4%           $35.09        10/23/10    $     98,064       $    364,000
Robert S. Weiss...............  27,000(1)       11%           $35.09        10/23/10    $    264,773       $    982,801
All Stockholders as a Group...     N/A         N/A               N/A             N/A    $368,343,436(3)    $933,454,588(3)

--------------

(1) The option will become exercisable when the average of the closing prices of a share of the Company's common stock on the NYSE during 30 consecutive calendar days following the date of grant equals $42.11.

(2) The dollar amounts under these columns are the results of calculations at the 5% and 10% annual appreciation rates set by the SEC for illustrative purposes and are not intended to forecast future financial performance or possible future appreciation in the price of the Company's common stock. Stockholders are cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that optionees will only realize value from option grants if the price of the Company's common stock appreciates, which would benefit all stockholders commensurately.

(3) Assumes a base market capitalization of $585,699,767, computed on the basis of the number of shares outstanding and the average of the high and the low trading price of the Company's common stock on December 31, 2000.

                AGGREGATE OPTION EXERCISES IN FISCAL YEAR ENDED
               OCTOBER 31, 2000 AND FISCAL YEAR-END OPTION VALUES

                                                             NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT
                       SHARES ACQUIRED                    OPTIONS AT FISCAL YEAR END       FISCAL YEAR END
        NAME             ON EXERCISE     VALUE REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
        ----             -----------     --------------   -------------------------   -------------------------
A. Thomas Bender.....      56,111          $1,367,523          288,611/215,000            $2,793,231/$9,975
Gregory A. Fryling...       3,000          $   92,790           64,667/18,000              $744,253/$5,130
Carol R. Kaufman.....         -0-                 -0-           56,000/18,000              $502,620/$5,130
Nicholas J.
  Pichotta...........      13,200          $  154,404           15,000/10,000               $4,275/$2,850
Robert S. Weiss......      20,000          $  416,800          205,000/153,000            $2,149,975/$7,695

RETIREMENT INCOME PLAN

    The Company's Retirement Income Plan was adopted in December 1983. All employees of the Company and certain of its subsidiaries who work at least 1,000 hours per year are covered by the plan. For services performed after December 31, 1988, members are entitled to an annual retirement benefit equal to .6% of base annual compensation up to $10,000 and 1.2% of base annual compensation which exceeds $10,000 but is not in excess of the applicable annual maximum compensation permitted to be taken into account under Internal Revenue Service guidelines for each year of service. For service prior to January 1, 1989, members are entitled to an annual retirement benefit equal to .75% of base annual compensation up to the Social Security Wage Base in effect that year and 1.5% of base annual compensation in excess of the Social Security Wage Base for each year of service.

    The estimated annual benefits payable under this plan upon retirement (at the normal retirement age of 65) for Messrs. Bender, Weiss, Pichotta, Fryling and Ms. Kaufman are approximately $22,000, $56,000, $37,000, $56,000 and
$36,000, respectively.

CONTRACTS

    The Company, either directly or through one of its subsidiaries, is party to employment agreements with A. Thomas Bender, Robert S. Weiss, Nicholas J. Pichotta, Gregory A. Fryling and Carol R. Kaufman. The agreements with Messrs. Bender, Weiss, Pichotta and Fryling provide that if (i) the Company terminates the employee without Cause or (ii) the employee terminates his employment for Good Reason or following a Change of Control (as each term is defined in the respective agreements), the Company will pay Mr. Bender 200%, Mr. Weiss 150%, Mr. Pichotta 100% and Mr. Fryling 100% of his annual base salary, except that Mr. Weiss' payment would be reduced to 100% if the termination arises out of a Change of Control and Mr. Pichotta's payment could, in certain circumstances, increase to 150% following a Change of Control. In addition, they would receive a pro-rata share of any amounts that would have been payable to each of them under the Company's Incentive Payment Plan. The agreement with Ms. Kaufman provides for her to receive a payment equal to 100% of her annual base salary in the event that her employment is terminated in the 90 day period following a Change of Control (as defined in the agreement). All of the agreements provide that these employees would continue to participate in the Company's various insurance plans for periods ranging from twelve to twenty-four months.

COMPENSATION OF DIRECTORS

    Each director who is not also an employee of the Company (a 'Non-Employee Director') receives a stipend of $22,500 per annum. The Chairman of the Board, receives a stipend of $28,125 per annum. Each Non-Employee Director serving as a chairman of a committee of the Board receives an additional stipend of $1,000 per annum. Each Non-Employee Director receives meeting fees ranging from $125 to $1,000 per meeting, depending on duration, and up to $1,000 per day for other days substantially spent on affairs of the Company. Directors who are also employees of the Company receive no additional compensation.

    In addition, each November the Non-Employee Directors of the Company receive restricted stock having a fair market value (determined according to a formula contained in the 1996 LTIP) of $7,500 ($9,375 in the case of a Non-Employee Chairman of the Board) and an option to purchase shares of stock, with an exercise price equal to 100% of the fair market value of the common stock of the Company on the date of grant. The options granted in November 2000 entitled each Non-Employee Director to purchase up to 10,000 shares of the Company's common stock (11,250 shares in the case of the Non-Employee Chairman of the Board). Restrictions will generally not be removed from the restricted stock until its fair market value appreciates 20% from the date of grant or five years have passed; the options generally will not become exercisable until the fair market value of the common stock appreciates 20% from the date of grant or five years have passed.

                      REPORT OF THE COMPENSATION COMMITTEE

SCOPE OF THE COMMITTEE; MEMBERS

    The Company's Compensation and Long Term Incentive Plan Committee (the 'Committee') is composed of three non-employee directors: Dr. Rubenstein and Messrs. Kalkstein (Chairman) and Press.

    The charter of the Committee provides that the Committee will review and approve all aspects of the compensation paid to the Company's Chief Executive Officer and the four other most highly paid executive officers, all salaries and salary increases for executives whose annual base salary is $200,000 or greater and all agreements providing for the payment of benefits following a change of control of the Company or severance following a termination of employment. The charter also calls for the Committee to review and approve the terms of each incentive compensation and bonus program in effect and the aggregate amounts which can be awarded thereunder each year. The members of the Committee also administer the Company's Long Term Incentive Plans.

EXECUTIVE COMPENSATION FOR FISCAL 2000

    The Committee's philosophy regarding compensation of executive officers emphasizes performance-based compensation and the belief that executives should be compensated at competitive levels that are sufficient to attract and retain highly talented employees.

    In keeping with the goal of enhancing the Company's profitability and continuing to build stockholder value, the Company's long-term compensation programs are designed to reward growth in stockholder value, as well as to reward long-term service to the Company. The value of awards under such plans is primarily dependent upon increases in the price of the Company's common stock over a period of up to ten years. Generally, the plans require employees to remain employed by the Company in order to receive their awards.

    The level of annual compensation for individual executive officers is based upon a number of factors. The Committee considered a combination of the individual executive officer's performance and the performance of the Company and the individual business that the executive was responsible for, the scope of the executive's responsibility, and the current compensation package in place for that executive. The Committee also considered other published compensation data covering the healthcare industry, and industry in general, to assess whether the salary ranges in place for its executive officers are competitive. Increases in an executive's annual base salary were dependent on their performance, company-wide or a particular subsidiary's financial results and on general levels of wage and price inflation.

    In making awards under the 2000 Incentive Payment Plan (the 'IPP'), primary consideration was given to the performance of the Company or the subsidiary for which the executive officer worked. Participation levels under the Company's 2000 IPP were set at percentages of base salaries previously assigned to designated positions within the corporate structure, modified to reflect the recommendations of the Company's Chief Executive Officer. IPP awards are paid with respect to each fiscal year when the operating businesses, or the parent company as a consolidated entity (depending upon the executive's employer) meet specified performance targets. In fiscal 2000 performance targets for executives employed by an operating subsidiary were tied to the attainment by that business of specified levels of net revenue, operating income and cash flow. For executives employed by the parent company, performance targets were tied to the attainment of certain levels of consolidated net revenue, net income and cash flow. In addition, a portion of each individual's award was granted on a discretionary basis by his or her division head or the Chief Executive Officer, or in the case of the five most highly paid executive officers, by the Committee, following an assessment of each individual's performance.

    Long term incentive awards are made under the Company's LTIP, based on recommendations submitted to the Committee by the Company's Chief Executive Officer. In fiscal 2000, awards consisted of grants of stock options having exercise prices equal to 100% of the fair market value of the Company's common stock on the date of grant. The exercisability and future value of these options is directly linked to increases in the price of the Company's common stock, thereby linking long-term compensation to increased stockholder value and continuing service to the Company.

CEO COMPENSATION FOR FISCAL 2000

    Mr. Bender's base salary of $404,250 represents his salary for serving as the Company's President and CEO and for serving as the President of CooperVision.

    Mr. Bender's 2000 bonus consisted of $270,847 paid under the IPP. Mr. Bender was eligible to participate in the IPP at a level equal to 50% of the $404,250 salary paid to him in fiscal 2000, with such level subject to increase or decrease depending on achievement of certain specified financial targets. The determination of Mr. Bender's actual IPP payment depended upon both the Company's ability to meet targeted net revenue, income and cash flow levels and on the Committee's discretion. Based solely on the Company's financial performance, Mr. Bender was entitled to receive a bonus of $119,254. An additional $151,593 was awarded to Mr. Bender by the Committee under the discretionary component of the IPP based on its belief that Mr. Bender's performance in fiscal 2000 contributed to the overall growth and improvement in each of the Company's operations.

TAX CONSIDERATIONS

    Section 162(m) of the Internal Revenue Code of 1986, as amended, generally provides that publicly held companies may not deduct compensation paid to certain of its top executive officers to the extent such compensation exceeds $1 million per officer in any year. However, pursuant to regulations issued by the Treasury Department, certain limited exemptions to Section 162(m) apply with respect to 'qualified performance-based compensation.' The Company's 2001 LTIP was designed to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan will qualify as performance-based compensation. The Committee intends that awards made under the 2001 LTIP, if approved by the stockholders, will be eligible for the performance-based exception, and eligible as a federal income tax deduction for the Company.

            THE COMPENSATION AND LONG TERM INCENTIVE PLAN COMMITTEE
                              MICHAEL H. KALKSTEIN
                                  DONALD PRESS
                           ALLAN E. RUBENSTEIN, M.D.

                   REPORT OF THE AUDIT AND FINANCE COMMITTEE

    The Audit and Finance Committee (the 'Committee') of The Cooper Companies, Inc. is composed of three independent directors and operates under a written charter adopted by the Board of Directors (Exhibit A). The members of the Committee are Steven Rosenberg (Chair), Michael H. Kalkstein and Stanley Zinberg, M.D.

    The primary function of the Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Committee's primary duties and responsibilities are to:

        a. Periodically assess the integrity of the Company's financial reporting process and systems of internal control regarding accounting.

        b. Periodically assess the independence and performance of the Company's outside auditors.

        c. Provide an avenue of communication among the outside auditors, management and the Board of Directors.

    Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

    The Committee held five meetings during fiscal 2000. During these meetings, the Committee reviewed and discussed the Company's financial statements with management and KPMG LLP ('KPMG'), its independent certified public accountants.

    The Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended October 31, 2000 with the Company's management and management represented to the Committee that the Company's financial statements were prepared in accordance with Generally Accepted Accounting Principles. The Committee discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

    The Committee received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Committee discussed with KPMG their independence from the Company. It considered the non-audit services provided by KPMG and determined that the services provided are compatible with maintaining KPMG's independence. The total fees paid to KPMG for fiscal 2000 include audit fees of $520,600 and non-audit fees of $240,300. No consulting fees were paid to KPMG.

    Based on the Committee's discussions with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2000 for filing with the Securities and Exchange Commission.

                        THE AUDIT AND FINANCE COMMITTEE
                                STEVEN ROSENBERG
                              MICHAEL H. KALKSTEIN
                             STANLEY ZINBERG, M.D.

                               PERFORMANCE GRAPH

    The following graph compares the cumulative total return on the Company's common stock with the cumulative total return of the Standard & Poor's SmallCap 600 Stock Index (which includes the Company) and the Standard & Poor's Medical Products & Supplies Index for the five-year period ended October 31, 2000. The graph assumes that the value of the investment in the Company and in each index was $100 on October 31, 1995 and assumes that all dividends were reinvested.


                             [GRAPH]

            THE COOPER          S&P            S&P
          COMPANIES, INC.   SMALLCAP 600   HEALTH CARE
          ---------------   ------------   -----------
10/31/95         100            100            100
10/31/96         245            120            119
10/31/97         609            159            139
10/31/98         404            147            194
10/31/99         426            165            197
10/31/00         611            207            287

              PROPOSAL 2  -- ADOPTION OF LONG TERM INCENTIVE PLAN

GENERAL

    On December 14, 2000, the Company's Board of Directors adopted the 2001 Long Term Incentive Plan (the '2001 LTIP' or the 'Plan'), subject to the approval of the plan by the stockholders of the Company. The 2001 LTIP generally provides for awards under substantially the same terms as the Company's 1998 Long Term Incentive Plan, which has 30,000 shares remaining and will be terminated at the end of the Company's current fiscal year. A copy of the 2001 LTIP is attached as Exhibit B.

    The Board of Directors believes that the 2001 LTIP, by permitting continued flexibility in the granting of stock options, stock appreciation rights, restricted or deferred stock awards, stock purchase rights, phantom stock units and long term performance awards, will provide the Company with sufficient equity award opportunities to continue to attract, retain and motivate key employees of the Company and its subsidiaries and affiliates, and will enable the Company to provide incentives to such key employees that are directly linked to the profitability of the Company's business and increased stockholder value.

    If approved, the 2001 LTIP would authorize the Committee (as defined under 'Summary of 2001 Long Term Incentive Plan -- Administration' below) to grant to eligible participants of the Company and its subsidiaries and affiliates, through December 31, 2004, stock options, stock appreciation rights, restricted stock, deferred stock, stock purchase rights, phantom stock units (a right to receive from the Company in cash an amount equal to 100% of the Fair Market Value of a share of stock) and long term performance awards for up to 700,000 shares of Common Stock, subject to adjustment for future stock splits, stock dividends and similar events. The maximum number of shares with respect to which an employee may be granted options under this Plan during any fiscal year is 250,000 shares. Options, awards and other grants under the 2001 LTIP which expire unexercised or are forfeited are not counted in applying the aggregate share authorization described above. As used herein, the term 'Fair Market Value' means, as of any given date, unless otherwise determined by the Committee in good faith, the closing price, regular way, of the Common Stock on the New York Stock Exchange ('NYSE') as reported in the Wall Street Journal or, if no such sale of Common Stock occurs on the NYSE on that date, the Fair Market Value of the Common Stock as determined by the Committee in good faith.

SUMMARY OF 2001 LONG TERM INCENTIVE PLAN

    The full text of the 2001 LTIP is set forth in the attached Exhibit B. The following general description of certain features of the 2001 LTIP is qualified in its entirety by reference to the 2001 LTIP.

    Eligibility. Officers, consultants and other key employees of the Company and its subsidiaries and affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its subsidiaries and affiliates are eligible to be granted stock options, stock appreciation rights, restricted or deferred stock awards, stock purchase rights, phantom stock units or long term performance awards under the 2001 LTIP.

    Administration. The 2001 LTIP is administered by the Board of Directors or, if the Board delegates its power and authority to administer the plan to a committee of the Board, such committee. Any such committee shall consist solely of two or more directors appointed by and holding office at the pleasure of the Board, each of whom is a 'Non-Employee Director' of the Company, as defined in Rule 16b-3 under the Exchange Act. As used herein, the term 'the Committee' will refer to the above described committee or to the Board of Directors, as the case may be.

    The Committee has full power to select, from among the officers, consultants and other key employees eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participants and to determine the specific terms of each grant, subject to the provisions of the 2001 LTIP.

    Stock Options. The 2001 LTIP permits the granting of stock options that either qualify as incentive stock options under Section 422(b) of the Internal Revenue Code ('Incentive Stock Options' or 'ISOs') or do not so qualify ('Non-Qualified Stock Options' or 'NQSOs'). The option exercise price for each share covered by an option shall be determined by the Committee, but shall be at least 100% of the Fair Market Value of a share of Common Stock as of the date of grant in the case of ISOs or at least 85% of the Fair Market Value as of the date of grant in the case of NQSOs. The term of each option will be fixed by the Committee but may not exceed ten years from the date of grant. The Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

    The option exercise price of options granted under the 2001 LTIP must be paid in full by check or other instrument acceptable to the Committee or, if the Committee so determines, by delivery of Common Stock, valued at Fair Market Value on the exercise date.

    Under the 2001 LTIP, in the event of termination of employment or an optionee's consultancy by reason of normal retirement at or after age 65, approved early retirement, long-term disability or death, an option may thereafter be exercised (to the extent it was then exercisable) for a period of three years (or such shorter period as the Committee shall determine at grant), subject to the stated term of the option. If an optionee's employment or consultancy is terminated by reason of normal retirement at or after age 65, approved early retirement or long-term disability and thereafter dies while the option is still exercisable, the option will in general be exercisable for twelve months (or such shorter period as the Committee shall determine at grant) following death, subject to the stated term of the option. The Committee may at or after the grant date provide for acceleration of the exercisability of options upon termination of employment or consultancy by reason of normal retirement, approved early retirement, disability or death.

    If an optionee's employment or consultancy terminates for any reason other than normal retirement at or after age 65, approved early retirement, disability or death, his options will thereupon terminate, except that if an optionee's employment is involuntarily terminated without Cause as defined in the 2001 LTIP, his options may be exercised, to the extent then exercisable, for three months (unless otherwise determined by the Committee) following termination, subject to the stated term of the option.

    The 2001 LTIP also permits the Committee (i) at any time to offer to buy out, for a payment in cash, Common Stock, deferred Common Stock, restricted Common Stock or an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made and (ii) if the option agreement so provides, to settle the spread value of an option, upon its exercise, in the form of deferred Common Stock or restricted Common Stock.

    To qualify as ISOs, options must meet additional Federal tax requirements. Under current law these requirements include limits on the value of ISOs that become exercisable annually with respect to any optionee, and a shorter exercise period and a higher minimum exercise price in the case of certain large stockholders.

    Stock Appreciation Rights. The Committee may also grant non-transferable stock appreciation rights ('SARs') separately or in conjunction with options. SARs granted in association with an option will entitle the holder upon exercise to receive an amount in any combination of cash or Common Stock (as determined by the Committee) equal in value to the excess of the Fair Market Value of the shares covered by such right over the aggregate exercise price of the related option for such shares. SARs awarded with no associated option will entitle the holder upon exercise to receive an amount in cash equal in value to the excess, if any, of the Fair Market Value of a number of shares specified in the award at the date of exercise of the SARs over the Fair Market Value of such number of shares at the date of grant of the SARs. SARs granted in association with an option will terminate upon the termination or exercise of the related option and the exercise of SARs will result in the cancellation of the related option.

    Restricted Stock. The Committee may award shares of restricted Common Stock subject to certain conditions set forth in the 2001 LTIP and such other conditions and restrictions as the Committee may determine, which may include the attainment of performance goals, and the payment of a purchase price which shall be equal to or greater than par value. Prior to the lapse of restrictions on shares of restricted Common Stock, the participant will have all rights of a stockholder with respect to the shares, including voting and dividend rights, subject to the conditions and restrictions generally applicable to restricted Common Stock or specifically set forth in the participant's restricted stock award agreement. A recipient of restricted Common Stock must enter into a restricted stock award agreement with the Company, in such form as the Committee determines, setting forth the restrictions to which the shares are subject and the date or dates on which the restrictions will lapse. The Committee may permit such restrictions to lapse in installments within the restricted period or may accelerate the removal of restrictions or waive such restrictions at any time.

    Shares of restricted Common Stock are non-transferable, and if a participant who holds shares of restricted Common Stock terminates employment or his consultancy for any reason (including death) prior to the lapse or waiver of the restrictions, the Company, subject to the terms of the restricted stock award agreement, will have the right to require the forfeiture of the shares in exchange for the amount which the participant paid for them.

    Deferred Stock. The Committee may make deferred stock awards under the 2001 LTIP. These are non-transferable awards entitling the recipient to receive shares of Common Stock without any payment in cash or property in one or more installments at a future date or dates, as determined by the Committee. Receipt of deferred stock may be conditioned on such matters as the Committee shall determine, including continued employment or providing future consulting services or attainment of performance goals.

    A recipient of a deferred stock award must enter into an agreement setting forth the applicable provisions for deferral of the shares of Common Stock covered by such award, as determined by the Committee. Except as otherwise determined by the Committee, all such awards will terminate upon the participant's termination of employment or consultancy. Any deferral restrictions under a deferred stock award may be accelerated or waived by the Committee at any time prior to termination of employment or consultancy. The Committee may permit participants to further defer receipt of a deferred stock award. Recipients of deferred stock awards will be entitled to receive dividend equivalents, subject to the terms of the award agreement.

    Stock Purchase Rights. The Committee may grant participants stock purchase rights to purchase stock (including restricted or deferred Common Stock) at a price equal to 50% or 100% of its Fair Market Value, 100% of its book value or 100% of its par value for limited periods of up to 90 days.

    In connection with stock purchase rights granted under the 2001 LTIP, the Committee may authorize loans from the Company to the participant for up to 90% of the purchase price. Loans, including extensions, may be for up to ten years and may be with or without recourse against the participant in the event of default. The Committee may require the participant to pledge the purchased stock or other property as security for the loan. Each loan shall be subject to such terms and conditions and shall bear such rate of interest as the Committee shall determine. Loans may be made at any time, subject to such limitations as the Committee shall prescribe.

    Long Term Performance Awards. The Committee may also grant long term performance awards under the 2001 LTIP. Such awards shall be based on corporate, business unit and/or individual performance over designated periods ('Performance Periods') of at least two years. Performance objectives may vary from participant to participant, group to group, and period to period.

    Unless otherwise determined by the Committee, long term performance awards will generally be paid out on a prorated basis in the event of termination due to retirement at or after age 65 or approved early retirement, death or disability and will be forfeited in the event of other types of termination. Long term performance awards will be payable in cash or stock (including restricted or deferred Common Stock).

    Phantom Stock Units. The Committee may grant non-transferable phantom stock units, subject to such conditions as the Committee shall determine, entitling the holder, upon surrender of the units to the Company, to receive an amount of cash equal to 100% of the Fair Market Value of a number of shares of Common Stock specified in the award. Recipients will be entitled to receive dividend equivalents, subject to the terms of the award.

    Dividends and Deferrals under the 2001 LTIP. The Committee may require or permit the immediate payment, or the deferral and deemed reinvestment, of (i) dividends paid on awards under the 2001

LTIP and (ii) amounts equal to dividends which would have been paid if shares subject to an award had been outstanding. It may also permit participants to make elections to defer receipt of benefits under the 2001 LTIP. The Committee may also provide for amounts deferred under the 2001 LTIP to be treated as being invested in interest bearing obligations or in property, on such terms as the Committee may determine.

    'Unfunded' Status of 2001 LTIP. A participant in the 2001 LTIP will have no rights under the 2001 LTIP greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts and other arrangements to facilitate or ensure payment of the Company's obligations under the 2001 LTIP, provided that such trusts and arrangements are consistent with the 'unfunded' status of the Plan (unless the Committee otherwise determines with the consent of the participant).

    Adjustment for Stock Dividends, Mergers, etc. The Committee is authorized to make appropriate substitution or adjustments in connection with outstanding awards under the 2001 LTIP in the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or similar event. In addition, in the event of any merger or other corporate transaction or event which results in shares of Common Stock being purchased for cash, or being exchanged for or converted into cash or the right to receive cash, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, may provide that any outstanding award under the 2001 LTIP shall be converted into the right to receive an amount of cash equal to the amount of cash, if any, that would have been received, in the event of such merger or corporate transaction or event, if such award had been fully exercisable or payable, or vested and had been exercised or paid immediately prior to such merger or other corporate transaction or event to the extent of the cash value thereof, and, upon such conversion, such award (including any such award which under the terms of such merger or other corporate transaction or event, would have no cash value) shall be cancelled.

    Amendment and Termination. The Board may amend, alter or discontinue the 2001 LTIP at any time, but such amendment, alteration or discontinuation shall not adversely affect any outstanding award without the consent of each affected participant; provided, however, that no amendments to the schedule of the 2001 LTIP providing for UK Options (as defined below under 'Certain Stock Options for United Kingdom Employees') will have effect until the approval of the UK Inland Revenue has been obtained in respect thereof. In addition, the Board may not, without the prior approval of the stockholders, make any amendment which would
(a) increase the number of shares reserved for grants under the 2001 LTIP, (b) change the class of employees eligible to receive awards or (c) extend the maximum term for awards. The Committee may amend the terms of any award or option theretofore granted, retroactively or prospectively, but no such amendment shall impair the rights of the holder of any award without the holder's consent. The Committee may accelerate any award or option or waive any conditions or restrictions pertaining to such award or option at any time.

FEDERAL INCOME TAX ASPECTS OF 2001 LONG TERM INCENTIVE PLAN

    THE TAX CONSEQUENCES OF THE 2001 LTIP UNDER CURRENT FEDERAL LAW ARE SUMMARIZED IN THE FOLLOWING DISCUSSION WHICH DEALS WITH THE GENERAL TAX PRINCIPLES APPLICABLE TO THE 2001 LTIP, AND IS INTENDED FOR GENERAL INFORMATION ONLY. IN ADDITION, THE TAX CONSEQUENCES DESCRIBED BELOW ARE SUBJECT TO THE LIMITATION OF THE 1993 OMNIBUS BUDGET RECONCILIATION ACT ('OBRA'), AS DISCUSSED IN FURTHER DETAIL BELOW. ALTERNATIVE MINIMUM TAX AND STATE, LOCAL AND FOREIGN INCOME TAXES ARE NOT DISCUSSED, AND MAY VARY DEPENDING ON INDIVIDUAL CIRCUMSTANCES AND FROM LOCALITY TO LOCALITY.

    Incentive Stock Options. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (a) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction will be allowed to the Company or the subsidiary employing the optionee for federal income tax purposes. The exercise of an ISO will give rise to an item of adjustment that may result in alternative minimum tax liability for the optionee.

    If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the Fair Market Value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares and (b) the Company or the subsidiary employing the optionee will be entitled to deduct such amount. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.

    Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the optionee's employment, the option will generally be taxed as a Non-Qualified Stock Option.

    Non-Qualified Stock Options. With respect to Non-Qualified Stock Options,
(a) no income is realized by the optionee at the time the option is granted; (b) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the Fair Market Value of the shares on the date of exercise, and the Company or the subsidiary employing the optionee is entitled to a tax deduction in the same amount; and (c) at disposition, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. See also discussions below regarding restricted Common Stock and deferred Common Stock awards for tax rules applicable where the spread value of an option is settled in restricted Common Stock or deferred Common Stock.

    Stock Appreciation Rights. No income will be realized by a recipient in connection with the grant of SARs. When the SAR is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise, an amount equal to the amount of cash received and/or the Fair Market Value of any shares of Common Stock received on the exercise. The Company or the subsidiary employing the optionee will be entitled to a deduction for Federal income tax purposes at the same time equal to the amount included in such recipient's income by reason of the exercise. If the recipient receives Common Stock upon the exercise of an SAR, the post-exercise appreciation (or depreciation) will be treated in the same manner as discussed above under 'Non-Qualified Stock Options.'

    Restricted Stock. A recipient of shares of restricted Common Stock will not realize any income when the rights to acquire the shares of restricted Common Stock is granted to him or when the certificates for the stock themselves are registered in his name. The recipient will realize ordinary income as and when the shares are transferable or no longer subject to a substantial risk of forfeiture in an amount equal to the difference between the Fair Market Value of the shares as of such date and the price, if any, he paid for such shares. Alternatively, the recipient can file a written election with the Internal Revenue Service pursuant to Section 83(b) of the IRC, no more than 30 days after the certificates for the stock are issued, to be taxed as of the date of issuance on the difference between the then Fair Market Value of the shares of restricted Common Stock and the price the recipient paid for such shares.

    Once the recipient has realized ordinary income with respect to the shares, any subsequent increase in the value of the shares generally will be taxed, when the shares are sold, as long-term or short-term capital gain, depending on how long the shares are held. The recipient's holding period with respect to the shares of restricted Common Stock will begin on the date he realizes ordinary income with respect to the shares and the basis in the shares will be equal to their then Fair Market Value. The Company or the subsidiary employing the recipient will be entitled to a tax deduction when, and to the extent, ordinary income is realized by the recipient with respect to such shares.

    Deferred Stock. The recipient of a deferred Common Stock award will generally be subject to tax at ordinary rates on the Fair Market Value of the deferred Common Stock on the date that Common Stock is distributed to the recipient under the award, and the capital gains/loss holding period for such stock will also commence on such date. The Company or the subsidiary employing the recipient generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the recipient.

    Dividends and Dividend Equivalents. Dividends paid on restricted Common Stock generally will be treated as compensation that is taxable as ordinary income to the recipient, and will be deductible by the Company. If, however, the recipient makes a Section 83(b) election, the dividends will be taxable as ordinary income to the recipient but will not be deductible by the Company. If dividend equivalents are credited with respect to deferred Common Stock awards, the recipient will realize ordinary income when the dividend equivalents are paid and the Company or the subsidiary employing the recipient will be able to take a deduction at that time. Dividends and dividend equivalents reinvested or deemed reinvested in restricted Common Stock or deferred Common Stock will be treated as discussed above.

    Stock Purchase Right. Stock purchase rights will generally be taxed in the same manner as Non-Qualified Stock Options.

    Long Term Performance Awards. Long term performance awards once vested will in most instances be taxed as ordinary income unless receipt of payment is subject to restrictions or deferral limitations, in which case rules similar to those applicable to restricted and deferred Common Stock will apply.

    Phantom Stock Units. No income will be realized by a recipient in connection with the award of phantom stock units. When the phantom stock units are surrendered, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received on the exercise. Cash dividend equivalents paid to the recipient with respect to phantom stock units are includible as taxable ordinary income in the year of receipt. The conversion of dividend equivalents into additional phantom stock units pursuant to the terms of the phantom stock unit award, however, will not be taxable upon conversion but upon surrender of the phantom stock units for cash. The Company or the subsidiary employing the recipient will be entitled to a deduction for federal income tax purposes at the time payment is made to the recipient. The amount of the deduction is equal to the amount the recipient includes in income as a result of surrendering the phantom stock units. The Company or the subsidiary employing the recipient will also be entitled to a deduction for any cash dividend equivalent payment.

CERTAIN STOCK OPTIONS FOR UNITED KINGDOM EMPLOYEES

    In addition to the grants described above, the 2001 LTIP provides for the grant of certain stock options to United Kingdom participants that are subject to special tax treatment under applicable tax law ('UK Options').

    UK Options may be granted to employees or directors of the Company and its subsidiaries who are not ineligible to participate under certain provisions of English law and, with respect to directors, who are required to work in that capacity for the Company and/or any such subsidiary for a specified minimum number of hours per week. However, no UK Options may be granted to an employee or director which will result in the aggregate exercise price for all outstanding UK Options granted to him exceeding certain limits specified in the 2001 LTIP.

    UK Options may only be granted at an exercise price equal to at least 100% of Fair Market Value as of the date of grant, provided that if no sale of Common Stock occurs on the NYSE on such date the exercise price will be at least equal to the Fair Market Value of the Common Stock as determined in accordance with the UK Taxations of Chargeable Gains Act of 1992 and agreed to on or before that date with the UK Inland Revenue Shares Valuation Division.

EFFECT OF 1993 OMNIBUS BUDGET RECONCILIATION ACT ON THE 2001 LTIP

    UNDER OBRA, WHICH BECAME LAW IN AUGUST 1993, INCOME TAX DEDUCTIONS OF PUBLICLY-TRADED COMPANIES MAY BE LIMITED TO THE EXTENT TOTAL COMPENSATION (INCLUDING BASE SALARY, ANNUAL BONUS, STOCK OPTION EXERCISES AND NON-QUALIFIED BENEFITS PAID IN 1994 AND THEREAFTER) FOR CERTAIN EXECUTIVE OFFICERS EXCEEDS $1 MILLION (LESS THE AMOUNT OF ANY 'EXCESS PARACHUTE PAYMENTS' AS DEFINED IN
SECTION 280G OF THE CODE) IN ANY ONE YEAR. HOWEVER, UNDER OBRA, THE DEDUCTION LIMIT DOES NOT APPLY TO CERTAIN 'PERFORMANCE-BASED' COMPENSATION ESTABLISHED BY AN INDEPENDENT COMPENSATION COMMITTEE WHICH CONFORMS TO CERTAIN RESTRICTIVE CONDITIONS STATED UNDER THE CODE AND RELATED REGULATIONS. BECAUSE THE COMPANY CURRENTLY DOES NOT EXPECT TO PAY TOTAL COMPENSATION TO ANY ONE EXECUTIVE OFFICER IN EXCESS OF $1 MILLION PER YEAR, THE COMPANY IS NOT SEEKING TO CONFORM THE 2001 LTIP TO THE RESTRICTIVE CONDITIONS OF THE OBRA LEGISLATION AND RELATED REGULATIONS.

BOARD RECOMMENDATION AND VOTE REQUIRED FOR APPROVAL

    The Board of Directors believes that the 2001 LTIP, by permitting continued flexibility in the granting of stock options, stock appreciation rights, restricted or deferred stock awards, stock purchase rights, phantom stock units and long term performance awards, will provide the Company with sufficient equity award opportunities to continue to attract, retain and motivate key employees of the Company and its subsidiaries and affiliates, and will enable the Company to provide incentives to such key employees that are directly linked to the profitability of the Company's business and increased stockholder value.

    The Board of Directors unanimously recommends approval of the 2001 Long Term Incentive Plan. Approval of the 2001 Long Term Incentive Plan requires the affirmative vote of holders of a majority of the shares of the Company's Common Stock present at the meeting in person or by proxy.

            PROPOSAL 3  --  RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors has appointed the firm of KPMG LLP, independent certified public accountants, to audit and opine upon the consolidated financial statements of the Company for the fiscal year ending October 31, 2001, such appointment to continue at the pleasure of the Board of Directors and to be subject to ratification by the stockholders. KPMG LLP has served as auditors of the Company since the Company's incorporation in 1980. The stockholders are asked to ratify such appointment.

    The Board of Directors expects that one or more representatives of KPMG LLP will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 OTHER MATTERS

    The Board of Directors of the Company knows of no other matters to be presented at the Annual Meeting, but if any such matters properly come before the Annual Meeting, it is intended that the persons holding the accompanying proxy will vote in accordance with their best judgment.

                                RECOMMENDATIONS

    The Board of Directors of the Company recommends that the stockholders vote FOR the election of the nominees for director named in this Proxy Statement, FOR adoption of the 2001 Long Term Incentive Plan and FOR ratification of the appointment of KPMG LLP as independent certified public accountants of the Company for fiscal 2001.

    When a proxy in the form enclosed with this Proxy Statement is returned properly executed, the shares will be voted as indicated or, if no directions are indicated, the shares will be voted in accordance with the recommendations of the Board of Directors.

                     STOCKHOLDER NOMINATIONS AND PROPOSALS

    Stockholder proposals for presentation at the 2002 Annual Meeting of Stockholders must be received at the Company's principal executive offices on or before October 14, 2001. The Nominating Committee or, if none exists, the Board of Directors will consider suggestions from stockholders for nominees for election as directors at the 2002 annual meeting of stockholders. For a stockholder to nominate any person for election as a director at the 2002 annual meeting of stockholders, the person making such nomination must be a stockholder entitled to vote and such nomination must be made pursuant to timely notice. The Company's By-laws provide that stockholders desiring to nominate a director or bring any other business before the stockholders at the 2002 annual meeting of stockholders must notify the Secretary of the Company in writing not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to March 28, 2002 (or, if the date of the 2002 annual meeting is more than 30 days before or more than 70 days after March 28, 2002, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the meeting and not later than the close of business on the later of the 90th day prior to the meeting or the 10th day following the date on which public disclosure of the date of the meeting is first made by the Company) and, with respect to nominations for directors, if the number of directors to be elected at the 2002 annual meeting of stockholders is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to March 28, 2002, notice will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company. Such notice must set forth certain information specified in the Company's By-laws.

                                          By Order of the Board of Directors

                                          ALLAN E. RUBENSTEIN
                                          ----------------------------
                                          ALLAN E. RUBENSTEIN, M.D.
                                          Chairman of the Board of Directors

                                                                       EXHIBIT A

                           THE COOPER COMPANIES, INC.
                            AUDIT COMMITTEE CHARTER
                                  MAY 31, 2000

PURPOSE

    The Audit and Finance Committee (the 'Committee') is appointed by the Board of Directors (the 'Board') to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

        a. Periodically assess the integrity of the Company's financial reporting process and systems of internal control regarding accounting.

        b. Periodically assess the independence and performance of the Company's outside auditors.

        c. Provide an avenue of communication among the outside auditors, management and the Board.

    The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the outside auditors, with or without management being present, as well as anyone in the Company. The Committee may retain, at the Company's expense, legal, accounting or other consultants or experts it deems to be necessary in the performance of its duties.

COMPOSITION & MEETINGS

    The Committee shall be comprised of at least three (3) directors as determined by the Board, none of whom shall be employees of or consultants to the Company, and each of whom shall otherwise meet the requirements of the New York Stock Exchange.

    All members of the Committee shall be 'financially literate' as determined by the Board in its business judgment, and at least one member shall have accounting or related financial management expertise as determined by the Board in its business judgment.

    The Board shall elect or appoint a chairman of the Committee who shall have authority to act on behalf of the Committee between meetings.

    The Committee shall meet at least twice annually, or more frequently as circumstances dictate.

RESPONSIBILITIES

    The responsibilities of the Committee include:

        a. The Committee shall review and reassess the adequacy of this Charter annually, submit the Charter to the Board for approval and have the Charter published in the Company's Proxy Statement at least every three years in accordance with the regulations of the Securities and Exchange Commission (the 'SEC').

        b. The Committee shall receive from the outside auditors, at least annually, a formal written statement delineating all relationships between the outside auditors and the Company, consistent with Independence Standards Board Standard 1.

        c. The Committee shall engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditors. The Committee shall take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditors.

        d. The outside auditors are ultimately accountable to the Committee and the Board. The Committee shall review the performance and independence of the outside auditors and annually recommend to the Board the appointment or, where appropriate, the replacement of the outside auditors.

        e. The Committee, in consultation with the outside auditors and management of the Company, shall review the engagement of the outside auditors, audit scope and procedures to be followed in conducting the annual audit of the Company's financial statements.

        f. The Committee shall review with management and the outside auditors the Company's annual audited financial statements prior to filing with the SEC. Such review to include discussion of the results of the audit, significant issues regarding accounting principles, practices and judgments, and all matters required by AICPA standards. In addition, the Committee will discuss any items required to be communicated by the outside auditors in accordance with Statement on Auditing Standards ('SAS') No. 61, as amended by SAS No. 91.

        g. The Committee shall meet with the outside auditors or management privately to discuss any matters that the Committee, the outside auditors or management believe should be discussed privately with the Committee.

        h. The Committee shall provide a report to be included in the Company's annual proxy statement containing such information as may be required by applicable law or regulation.

        i. The Committee, based upon its review and discussions, shall recommend to the Board whether or not the audited financial statements shall be included in the Company's Annual Report on Form 10-K.

        j. The Committee shall perform such other activities and make such other recommendations to the Board on such matters, within the scope of its functions and consistent with this Charter, as may come to its attention and which in its discretion warrant consideration by the Board.

LIMITATIONS

    The Committee is responsible for the duties set forth in this Charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls. The outside auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Committee is not of the same quality as the audit performed by the outside auditors and is not an audit. The audit is conducted by the outside auditors.

                                                                       EXHIBIT B

                         2001 LONG TERM INCENTIVE PLAN

                           THE COOPER COMPANIES, INC.
                         2001 LONG TERM INCENTIVE PLAN

                               TABLE OF CONTENTS

SECTION  1.  Purpose; Definitions........................................   B-1
SECTION  2.  Administration..............................................   B-2
SECTION  3.  Stock Subject to Plan.......................................   B-3
SECTION  4.  Eligibility.................................................   B-4
SECTION  5.  Stock Options...............................................   B-4
SECTION  6.  Stock Appreciation Rights...................................   B-7
SECTION  7.  Restricted Stock............................................   B-8
SECTION  8.  Deferred Stock..............................................   B-9
SECTION  9.  Stock Purchase Rights.......................................  B-10
SECTION 10.  Long Term Performance Awards................................  B-10
SECTION 11.  Phantom Stock Units.........................................  B-11
SECTION 12.  Amendments And Termination..................................  B-12
SECTION 13.  Unfunded Status of Plan.....................................  B-13
SECTION 14.  General Provisions..........................................  B-13
SECTION 15.  Effective Date of Plan......................................  B-14
SECTION 16.  Term of Plan................................................  B-14
SECTION 17.  Certain Stock Options for United Kingdom Employees..........  B-14
Schedule A

                           THE COOPER COMPANIES, INC.
                         2001 LONG TERM INCENTIVE PLAN

SECTION 1. PURPOSE; DEFINITIONS.

    The purpose of The Cooper Companies, Inc. 2001 Long Term Incentive Plan (the 'Plan') is to enable the Company to attract, retain and reward key employees and consultants to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees, consultants and the Company's stockholders, by offering such key employees and consultants performance-based incentive equity interests in the Company.

    For purposes of the Plan, the following terms shall be defined as set forth below:

        (a) 'Affiliate' means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

        (b) 'Board' means the Board of Directors of the Company.

        (c) 'Book Value' means, as of any given date, on a per share basis (i) the Stockholders' Equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events).

        (d) 'Code' means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

        (e) 'Committee' shall mean the Board or, if the Board delegates its power and authority to administer this Plan to a committee of the Board described in this Section 2 of the Plan, such committee.

        (f) 'Company' means The Cooper Companies, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

        (g) 'Deferred Stock' or 'Deferred Stock Award' means an award made pursuant to Section 8 below of the right to receive Stock at the end of a specified deferral period.

        (h) 'Disability' means disability as determined under procedures established by the Committee for purposes of this Plan.

        (i) 'Early Retirement' means retirement with the express consent or purposes of this Plan of the Company at or before the time of such retirement, from consulting or active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

        (j) 'Fair Market Value' means, as of any given date, unless otherwise determined by the Committee in good faith, the closing price of the Stock on the New York Stock Exchange as reported in the Wall Street Journal or, if no such sale of Stock occurs on the New York Stock Exchange on such date, the fair market value of the Stock as determined by the Committee in good faith.

        (k) 'Grant' means an instrument or agreement evidencing an option, SAR, etc. granted hereunder, which may, but need not be, acknowledged by the recipient thereof.

        (l) 'Incentive Stock Option' or 'ISO' means any Stock Option intended to be and designated as an 'Incentive Stock Option' within the meaning of
    Section 422 of the Code.

        (m) 'Long Term Performance Award' means an award under Section 10 below that is valued in whole or in part based on the achievement of Company, Subsidiary, Affiliate, or individual performance factors or criteria as the Committee may deem appropriate.

        (n) 'Non-Employee Director' shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

        (o) 'Non-Qualified Stock Option' or 'NQSO' means any Stock Option that is not an Incentive Stock Option.

        (p) 'Normal Retirement' means retirement from consulting or active employment with the Company and any Subsidiary or Affiliate on or after age 65.

        (q) 'Phantom Stock Unit' means a right, pursuant to an award granted under Section II and subject to the provisions thereof, to receive from the Company cash in an amount equal to the Fair Market Value of a share of Stock.

        (r) 'Plan' means this 2001 Long Term Incentive Plan, as hereinafter amended from time to time.

        (s) 'Restricted Stock' means an award of shares of Stock that is subject to restrictions under Section 7 below.

        (t) 'Retirement' means Normal or Early Retirement.

        (u) 'Stock' means the Common Stock, $0.10 par value per share, of the Company.

        (v) 'Stock Appreciation Right' or 'SAR' means the right pursuant to an award granted under Section 6 below to (a) surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in any combination of cash or Common Stock equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in
    Section 6(b)(ii), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof) or (b) to receive from the Company an amount of cash based upon the excess, if any, of the Fair Market Value of a number of shares of Stock specified in such award at the time of exercise of the right over the Fair Market Value of such number of shares of Stock on the date the right was granted.

        (w) 'Stock Option' or 'Option' means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 below.

        (x) 'Stock Purchase Right' means the right to purchase Stock pursuant to
    Section 9.

        (y) 'Subsidiary' means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50%, or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

        In addition, the term 'Cause' shall have the meaning set forth in
    Section 5(i) below.

SECTION 2. ADMINISTRATION.

    The Plan shall be administered by the Board or, if the Board delegates its power and authority to administer this Plan to a committee of the Board, such committee. Any such committee shall consist solely of two or more directors appointed by and holding office at the pleasure of the Board, each of whom is a 'Non-Employee Director' of the Company as defined in Rule 16b-3 and an 'outside director' for purposes of Section 162(m) of the Code. If the Board delegates its power and authority to administer this Plan to a committee, the members of such committee shall serve at the pleasure of the Board, such committee members may resign at any time by delivering written notice to the Board and vacancies in the committee may be filled by the Board.

    The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers, consultants and other key employees eligible under
Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Purchase Rights, (vi) Long Term Performance Awards and/or (vii) Phantom Stock Units.

    In particular, the Committee shall have the authority:

        (i) to select the officers, consultants and other key employees of the Company and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights, Long Term Performance Awards and/or Phantom Stock Units may from time to time be granted hereunder;

        (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights, Long Term Performance Awards and/or Phantom Stock Units, or any combination thereof, are to be granted hereunder to one or more eligible employees;

        (iii) to determine the number of shares, if applicable, to be covered by each such award granted hereunder;

        (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

        (v) to determine whether and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Section 5(k) or (1), as applicable, instead of Stock;

        (vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis a vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis;

        (vii) to determine whether, to what extent and under what circumstances Stock and other amounts, payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period); and

        (viii) to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights.

        (ix) to interpret the Plan and remedy any inconsistencies and ambiguities herein and between any agreement evidencing an award thereunder.

    The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

    All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3. STOCK SUBJECT TO PLAN.

    The total number of shares of Stock reserved and available for distribution pursuant to stock options or other awards relating to Stock made under the Plan shall be 700,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The maximum number of shares with respect to which an employee may be granted options under this Plan during any fiscal year is 250,000.

    Subject to Section 6(b)(iv) below, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock Award, Stock Purchase Right, or Long Term Performance Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

    In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, Stock split or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of Phantom Stock Units, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option. In addition, the Committee, in its sole discretion, shall determine the amount of cash to which the recipient of a Stock Appreciation Right not associated with an Option shall be entitled upon exercise so that there will be no increase or decrease in the cash to which the recipient shall be entitled upon exercise by reason of such event. In addition, in the event of any merger or other corporate transaction or event which results in shares of Stock being purchased for cash, or being exchanged for or converted into cash or the right to receive cash, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, may provide that any Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock Award, Stock Purchase Right, Long Term Performance Award or Phantom Stock Unit Award shall be converted into the right to receive an amount of cash equal to the amount of cash, if any, that would have been received, in the event of such merger or corporate transaction or event, if such Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock Award, Stock Purchase Right, Long Term Performance Award or Phantom Stock Unit Award had been fully exercisable or payable, or vested and had been exercised or paid immediately prior to such merger or other corporate transaction or event to the extent of the cash value thereof, and, upon such conversion, such Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock Award, Stock Purchase Right, Long Term Performance Award or Phantom Stock Unit Award (including any such Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock Award, Stock Purchase Right, Long Term Performance Award or Phantom Stock Unit Award which, under the terms of such merger or other corporate transaction or event, would have no cash value) shall be cancelled.

SECTION 4. ELIGIBILITY.

    Officers, consultants and other key employees of the Company and its Subsidiaries and Affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

SECTION 5. STOCK OPTIONS.

    Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

    Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

    The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however that Incentive Stock Options shall only be granted to an individual who, at the time of grant, is an employee of the Company or a Subsidiary.

    Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

        (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 85% of Fair Market Value as determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the option price shall not be less than 100% of Fair Market Value as of the date of grant.

        (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Option is granted.

        (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant, provided, however, that, except as provided in
    Section 5(f), (g) and (h), unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

        (d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.

    Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an award (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, any Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

    No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 15(a).

        (e) Transferability of Options. Except as otherwise determined by the Committee in its sole discretion and set forth in the applicable Stock Option agreement, no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee; provided, however, NQSOs held by a participant may be transferred to such family members or family trusts as the Committee in its sole discretion shall approve, unless otherwise restricted from such transfer under the terms of the Grant.

        (f) Termination by Death. Subject to Section 5(j), if an optionee's employment by or consultancy with the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three years (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

        (g) Termination by Reason of Disability. Subject to Section 5(j), if an optionee's employment by or consultancy with the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or consultancy or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

        (h) Termination by Reason of Retirement. Subject to Section 5(j), if an optionee's employment by or consultancy with the Company and any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant (or as may be, determined in accordance with procedures established by the Committee), for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or consultancy or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

        (i) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by or consultancy with the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised for the lesser of three months or the balance of such Stock Option's term if the optionee is involuntarily terminated by the Company and any Subsidiary or Affiliate without Cause. For purposes of this Plan, 'Cause' means the conviction of, or plea of nolo contendere to a felony by the participant, or a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

        (j) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such
    Section 422.

    To the extent required for 'incentive stock option' status under Section 422(b)(7) of the Code (taking into account applicable Internal Revenue Service regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424 of the Code) after 1986 shall not exceed $100,000. If the aggregate Fair Market Value exceeds $100,000, then those options in excess of $100,000 will not be treated as ISOs. Those shares not treated as ISOs will be taxed at ordinary income rates on exercise. If Section 422 is hereafter amended to delete the requirement now in Section 422(b)(7) that the plan text expressly provide for the $100,000 limitation set forth in Section 422(b)(7), then this paragraph of Section 5(j) shall no longer be operative.

        (k) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

        (l) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

        (m) 10% Stockholders. No Incentive Stock Option may be granted under this Plan to any employee who, at the time the Incentive Stock Option is granted, owns, or is considered as owning, within the meaning of Section 422 of the Internal Revenue Code, shares possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company, a Subsidiary or a parent corporation (within the meaning of Section 424 of the Code) unless the option price under such Option is at one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date such Option is granted and the duration of such Option is no more than five
    (5) years.

SECTION 6. STOCK APPRECIATION RIGHTS.

    (a) Grant and Exercise. Stock Appreciation Rights may be granted separately or in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

    A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares, covered by a related Stock Option.

    A Stock Appreciation Right may be exercised by a recipient, subject to
Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the recipient shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

    (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

        (i) Stock Appreciation Rights awarded with no associated Stock Option shall be exercisable in accordance with their terms and Stock Appreciation Rights granted in association with Stock Options shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan. The exercise of Stock Appreciation Rights held by recipients who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder, to the extent applicable.

        (ii) Upon the exercise of a Stock Appreciation Right granted in association with a Stock Option, a recipient shall be entitled to receive an amount in cash and/or shares of Stock, as the Committee in its sole discretion shall determine, equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the associated Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised. Upon the exercise of a Stock Appreciation Right awarded with no associated Stock Option, a recipient shall be entitled to receive an amount in cash equal in value to the excess, if any, of the Fair Market Value of a number of shares of Stock specified in the award at the date of exercise of the Stock Appreciation Right over the Fair Market Value of such number of shares of

    Stock at the date of grant of the Stock Appreciation Right. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash to a recipient subject to Section 16(b) of the Exchange Act, such amount shall be calculated on the basis of the closing price, regular way, of the stock on the New York Stock Exchange during the applicable period referred to in Rule 16b-3(e) under the Exchange Act to the extent applicable.

        (iii) Stock Appreciation Rights shall not be transferable by the recipient thereof otherwise than by will or by the laws of descent and distribution, and all Stock Appreciation Rights shall be exercisable, during the recipient's lifetime, only by the recipient.

        (iv) Upon the exercise of a Stock Appreciation Right, any Stock Option or part thereof to which such Stock Appreciation Right is associated shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan.

SECTION 7. RESTRICTED STOCK.

    (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards.

    The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

    The provisions of Restricted Stock awards need not be the same with respect to each recipient.

    (b) Awards and Certificates. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award. Each award shall be subject to the following terms and conditions:

        (i) The purchase price for shares of Restricted Stock shall be equal to or greater than their par value.

        (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award agreement and paying whatever price is required under Section 7(b)(i).

        (iii) Each participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

        (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions, if any, thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

    (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

        (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the 'Restriction Period'), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

        (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to Section 3 above, Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

        (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment or consultancy with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant. If any Restricted Stock is forfeited, the Company shall pay to the participant (or the estate of a deceased participant) an amount equal to the price the participant paid with respect to such Restricted Stock.

        (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

SECTION 8. DEFERRED STOCK.

    (a) Administration. Deferred Stock may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the 'Deferral Period') during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b).

    The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

    The provisions of Deferred Stock Awards need not be the same with respect to each recipient.

    (b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

        (i) Subject to the provisions of this Plan and the award agreement referred to in Section 8(b)(vi) below, Deferred Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(v), where applicable), share certificates shall be issued and delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock Award.

        (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

        (iii) Subject to the provisions of the award agreement and this Section 8, upon termination of a participant's employment or consultancy with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant. If any Deferred Stock is forfeited, the Company shall pay to the participant (or the estate of a deceased participant) an amount equal to the price, if any, the participant paid with respect to such Deferred Stock.

        (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock Award and/or waive the deferral limitations for all or any part of such award.

        (v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the 'Elective Deferral Period'), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to completion of the Deferral Period for such Deferred Stock Award (or such installment).

        (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

        (vii) A recipient of a Deferred Stock Award shall have no rights as a stockholder with respect to any shares covered by his Deferred Stock Award until the issuance of a stock certificate for such shares.

SECTION 9. STOCK PURCHASE RIGHTS.

    (a) Awards and Administration. Subject to Section 3 above, the Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

        (i) at its Fair Market Value on the date of grant;

        (ii) at 50% of such Fair Market Value on such date;

        (iii) at an amount equal to Book Value on such date; or

        (iv) at an amount equal to the par value of such Stock on such date.

    However, no share of Stock shall be sold at less than its par value. The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof.

    The terms of Stock Purchase Rights Awards need not be the same with respect to each participant. Each Stock Purchase Right Award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights agreement.

    (b) Exercisability. Stock Purchase Rights shall generally be exercisable for such period after grant as is determined by the Committee not to exceed 90 days.

    (c) Loans. If the Committee so determines, the Company shall make or arrange for a loan to a participant with respect to the exercise of Stock Purchase Rights. The Committee shall have full authority to decide whether such a loan should be made and to determine the amount, term and other provisions of any such loan, including the interest rate to be charged, whether the loan is to be with or without recourse against the borrower, the security, if any, therefor, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan hereunder shall have a term (including extensions) exceeding ten years in duration or be in an amount exceeding 90%, of the total purchase price paid by the borrower.

SECTION 10. LONG TERM PERFORMANCE AWARDS.

    (a) Administration. Long Term Performance Awards may be granted either alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length and starting date of the performance period (the 'Performance Period') for each Long Term Performance Award, which shall be at least two years (subject to Section 11), and shall determine the performance objectives to be used in the valuation of Long Term Performance Awards and determining the extent to which such Long Term Performance Awards have been earned. Performance objectives may vary, from participant to participant and between groups of participants and shall be based upon such Company, Subsidiary, Affiliate or individual performance factors or criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. Performance Periods may overlap and participants may participate simultaneously with respect to Long Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long Term Performance Award agreement. The terms of such awards need not be the same with respect to each participant.

    At the beginning of each Performance Period, the Committee shall determine for each Long Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Stock (including Deferred or Restricted Stock) to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long Term Performance Award are met. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee.

    (b) Adjustment of Awards. The Committee may adjust the performance goals and measurements applicable to the Long Term Performance Awards to take into account changes in law and accounting and tax rules and to make such Adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

    (c) Termination. Unless otherwise provided in the applicable Long Term Performance Award agreement, if a participant terminates employment or his consultancy during a Performance Period because of death, Disability or Retirement, such participant shall be entitled to a payment with respect to each outstanding Long Term Performance Award at the end of the applicable Performance
Period:

        (i) based, to the extent relevant under the terms of the award, upon the participant's performance for the portion of such Performance Period ending on the date of termination and the performance of the Company or any applicable business unit for the entire Performance Period, and

        (ii) prorated for the portion of the Performance Period during which the Participant was employed by the Company, a subsidiary or affiliate,

all as determined by the Committee. The Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

    Except as otherwise provided in the applicable Long Term Performance Award agreement, if a participant terminates employment or his consultancy during a Performance Period for any other reason, then such participant shall not be entitled to any payment with respect to the Long Term Performance Award subject to such Performance Period, unless the Committee shall otherwise determine.

    (d) Form of Payment. The earned portion of a Long Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock or Deferred Stock, or a combination thereof, either in a lump sum payment or in annual installments, all as the Committee shall determine. If and to the extent a Long Term Performance Award is payable in Stock and the full amount therefor is not paid in Stock, then the shares of Stock representing the portion of the value of the Long Term Performance Award not paid in Stock shall again become available for award under the Plan.

SECTION 11. PHANTOM STOCK UNITS.

    (a) Administration. Phantom Stock Units may be awarded alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Phantom Stock Units shall be awarded, the number of Phantom Stock Units to be awarded to any person and the terms and conditions of the award in addition to those set forth in Section 11(b).

    The Committee may condition the grant of Phantom Stock Units upon the attainment of specified performance goals or such other factors or criteria as the Committee in its sole discretion, shall determine.

    The provisions of Phantom Stock Unit Awards need not be the same with respect to each recipient.

    (b) Terms and Conditions. The Phantom Stock Units awarded pursuant to this
Section 11 shall be subject to the following terms and conditions:

        (i) Subject to the provisions of the Plan, Phantom Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered.

        (ii) Unless otherwise determined by the Committee at grant, amounts equal to cash dividends, or the Fair Market Value of Stock dividends declared and paid with respect to the number of shares of Stock equal to the number of Phantom Stock Units previously granted to a recipient but not yet surrendered as provided in clause (iii) below will be paid to the recipient currently or reinvested, at the sole discretion of the Committee, in an additional number of Phantom Stock Units, which number shall be determined by dividing the amount of such cash dividends, or the Fair Market Value of such Stock dividends, by the Fair Market Value of a share of Stock on the date the dividends were declared, provided that fractional Phantom Stock Units shall be paid in cash.

        (iii) A recipient shall be entitled to surrender to the Company Phantom Stock Units granted to him, such surrender to be upon any date or dates or during any period specified by the Committee, in its sole discretion, in the award and upon such other terms and conditions as the Committee, in its sole discretion, shall specify in such award. Upon such surrender the Company shall deliver to the recipient cash in an amount equal to the Fair Market Value of a share of Stock on the date of surrender multiplied by the number of Phantom Stock Units so surrendered.

        (iv) Subject to the provisions of the award and this Section 11, upon termination of a recipient's employment or consultancy with the Company and any Subsidiary or Affiliate for any reason, all Phantom Stock Units previously granted to the recipient that have not vested will vest, or be forfeited, in accordance with the terms and conditions of the award established by the Committee at or after grant.

        (v) Subject to the provisions of the award and this Section 11, if termination of a recipient's employment or consultancy with the Company and any Subsidiary or Affiliate is by reason of death, Early Retirement, Normal Retirement or Disability, the recipient or the representatives of his estate shall have the privilege of surrendering for cash the recipient's Phantom Stock Units which the recipient or the deceased could have surrendered at the time of his Early Retirement, Normal Retirement, Disability or death, provided that such surrender must occur prior to the expiration of the surrender period and within six months after the recipient's Early Retirement, Normal Retirement, Disability or death.

SECTION 12. AMENDMENTS AND TERMINATION.

    The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right (or Limited Stock Appreciation Right), Restricted or Deferred Stock Award, Stock Purchase Right, Phantom Stock Unit Award, or Long Term Performance Award theretofore granted, without the optionee's or participant's consent, or which, without the approval of the Company's stockholders, would:

        (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

        (b) change the employees or class of employees eligible to participate in the Plan; or

        (c) extend the maximum option period under Section 5(b) of the Plan.

    The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock

Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices. Except for adjustments permitted under Section 3 of the Plan, there will be no repricing of 'underwater' stock options (stock options whose exercise price is greater than market price) without first obtaining stockholder approval.

    Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 13. UNFUNDED STATUS OF PLAN.

    The Plan is intended to constitute an 'unfunded' plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the 'unfunded' status of the Plan.

SECTION 14. GENERAL PROVISIONS.

    (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment and without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

    The Committee may condition the exercise of an Option or the issuance and delivery of Stock upon the listing, registration or qualification of the Stock upon a securities exchange or under applicable securities laws.

    All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

    (c) The making of an award under this Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

    (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

    (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards other than Phantom Stock Units) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards other than Phantom Stock Units).

    (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

SECTION 15. EFFECTIVE DATE OF PLAN.

    The Plan shall be effective as of January 1, 2001; subject to the approval of the Plan by the holders of a majority of the shares of the Company's Common Stock at the next annual stockholders' meeting in 2001. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders. Notwithstanding any other provision of the Plan to the contrary, no Option, Stock Appreciation Right or Stock Purchase Right may be exercised and no Restricted or Deferred Stock or Long Term Performance Award shall become vested until such approval.

SECTION 16. TERM OF PLAN.

    No Stock Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Stock Purchase Right, Other Stock-Based Award, Phantom Stock Unit Award or Long Term Performance Award shall be granted pursuant to the Plan on or after December 31, 2004, but awards granted prior to such date may extend beyond that date.

SECTION 17. CERTAIN STOCK OPTIONS FOR UNITED KINGDOM EMPLOYEES

    Stock Options granted under Section 5 which are Non-Qualified Stock Options may be granted subject to the terms and conditions of Schedule A hereto. Such Non-Qualified Stock Options shall be subject to the terms and conditions of the Plan, including Section 5.

                                                                      SCHEDULE A

                           THE COOPER COMPANIES, INC.
                         2001 LONG TERM INCENTIVE PLAN
               CERTAIN STOCK OPTIONS FOR UNITED KINGDOM EMPLOYEES

    (Providing for the grant of Non-Qualified Stock Options which it is intended shall satisfy the requirements of the UK Inland Revenue pursuant to Schedule 9 of the UK Income and Corporation Taxes Act 1988 (the 'Taxes Act')).

    Non-Qualified Stock Options may be granted pursuant to this Schedule A in accordance with such provisions as would be applicable if the provisions of the Cooper Companies, Inc. 2001 Long Term Incentive Plan (the 'Plan') relating to Stock Options were here set out in full (provided that such stock options shall not be granted to an individual in conjunction with any other form of award under the Plan and that Sections 6, 7, 8, 9, 10, and 11 shall not apply to this Schedule A), subject to the following modifications:

SECTION A1. ELIGIBILITY.

    Non-Qualified Stock Options may only be granted under this Schedule A to individuals who are directors or employees of the Company and its subsidiaries (and for this purpose a subsidiary shall mean any company of which the Company has control as defined in section 840 of the Taxes Act) and who are not ineligible to participate in accordance with the provisions of paragraph 8 of
Schedule 9 to the Taxes Act and, if a director, is required to work in that capacity for the Company and/or any such subsidiary for at least 25 hours per week, excluding meal breaks.

SECTION A2. STOCK SUBJECT TO THE PLAN.

    (a) Non-Qualified Stock Options granted under this Schedule A may only be made and may only be exercised in respect of Stock which satisfies the requirements of paragraphs 10-14 of Schedule 9 to the Taxes Act.

    (b) Only in the event of any reorganization, consolidation, recapitalization, Stock dividend, Stock split or other variation of the Company's Stock, may an adjustment be made under Section 3 of the Plan to the amount of Stock which is the subject of Non-Qualified Stock Options granted under this Schedule A and the option price payable in respect thereof and then only with the prior approval of the UK Inland Revenue and in such manner as the auditors of the Company confirm in writing to be fair and reasonable.

SECTION A3. STOCK OPTIONS.

    (a) Non-Qualified Stock Options may only be granted pursuant to this Schedule A at an option price which is not less than 100% of Fair Market Value as of the date of grant provided that if no sale of Stock occurs on the New York Stock Exchange on such date the option price shall not be less than the Fair Market Value of the Stock as determined in accordance with Part VIII of the UK Taxation of Chargeable Gains Act 1992 and agreed on or before that date for the purposes of this Schedule A with the UK Inland Revenue Shares Valuation Division.

    (b) No Non-Qualified Stock Options may be granted to an employee or director which will result in the aggregate option price for all the Stock comprised in outstanding Non-Qualified Stock Options granted to him under this Schedule A together with the aggregate option price of all Stock comprised in outstanding Non-Qualified Stock Options granted to him under any other stock option scheme established by the Company, or any associated company (as defined in Section 416 of the Taxes Act), approved under Schedule 9 to the Taxes Act (except under any savings-related stock option scheme) exceeding 30,000 UK pounds sterling (converting, for this purpose the option price into pounds sterling using the exchange rate applicable on the date of grant of such option) or such other amount as is for the time being specified as being the appropriate limit for the purposes of paragraph 28(1) of Schedule 9 to the Taxes Act. For the avoidance of doubt, the limit set out in Section 5(j) of the Plan applying to Incentive Stock Options shall not apply to Non-Qualified Stock Options granted under this Schedule A.

    (c) The conditions attaching to Non-Qualified Stock Options granted under this Schedule A shall be determined at grant and may not be determined following the grant of such option.

    (d) In the event of the optionee's death a Non-Qualified Stock Option granted pursuant to this Schedule A must be exercised within twelve months of the optionee's death whereupon, to the extent it has not been exercised, such option shall lapse.

    (e) No Non-Qualified Stock Option granted under this Schedule A may be exercised at any time if the holder of such option is precluded from participating under this Schedule A by paragraph 8 of Schedule 9 to the Taxes Act.

    (f) Sections 5(k), (l) and for the avoidance of doubt 5(m) and Section 12(iv) of the Plan shall not apply to Non-Qualified Stock Options granted under this Schedule A. Payments for Non-Qualified Stock Options granted under this Schedule A may not be made in the form of Restricted Stock.

    (g) Within 30 days of the receipt of a written notice (in the form prescribed by the Company) duly signed by the optionee together with their option certificate and the full purchase price of the Stock being acquired pursuant to the exercise of their option the Company shall procure that the optionee acquires the Stock in respect of which the option has been validly exercised by (i) allotting Stock to the optionee; or (ii) procuring the transfer of Stock to the optionee and shall issue a definitive certificate for the Stock acquired pursuant to the exercise of the option.

    (h) Stock issued pursuant to this Schedule A shall rank pari passu with the issued Stock and the Company shall at all times keep available sufficient Stock to satisfy the exercise of, to the full extent possible, all options granted pursuant to this Schedule A which have neither lapsed nor become fully exercisable.

SECTION A4. AMENDMENTS AND TERMINATION.

    For the purposes of this Schedule A no amendments to this Schedule A (including any provision of the Plan which is incorporated within this Schedule A) pursuant to Section 12 shall have effect until the approval of the UK Inland Revenue has been obtained in respect thereof. This Section A4. shall not however restrict the general power of the Board of Directors to amend the Plan where the amendment will not apply to this Schedule A.

                                                      [Logo]
--------------------------------------------------------------------------------
                                                      NOTICE OF
                                                      ANNUAL MEETING
                                                      OF STOCKHOLDERS
                                                      AND
                                                      PROXY STATEMENT
--------------------------------------------------------------------------------

                                                      MEETING DATE

                                                      MARCH 28, 2001

                                                                      APPENDIX A

                           THE COOPER COMPANIES' INC.
            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MARCH 28, 2001
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of The Cooper Companies, Inc., a Delaware corporation, hereby appoints CAROL R. KAUFMAN, ROBERT S. WEISS and STEPHEN C. WHITEFORD, and each of them, proxies, with full power of substitution, to vote all of the shares of common stock of The Cooper Companies, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Cooper Companies, Inc, to be held at The New York Marriott East Side, 525 Lexington Avenue, New York, NY, on March 28, 2001 at 10:00 a.m., eastern standard time, and at any adjournments or postponements thereof, as set forth on the reverse, and in their discretion upon any other business that may properly come before the meeting.

     THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 4.

   Please MARK the proxy card, fill in the DATE and SIGN on the reverse side and return promptly in the enclosed envelope.

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE.

                         ANNUAL MEETING OF STOCKHOLDERS
                           THE COOPER COMPANIES, INC.

                                 MARCH 28, 2001


                Please Detach and Mail in the Envelope Provided

A [X]  Please mark your
       votes as in this
       example.


              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
                            ITEMS ONE, TWO AND THREE

                   FOR
                all nominees      WITHHELD
            except as noted on    from all
              the line below      nominees          NOMINEES:
1. ELECTION        [  ]             [  ]                  A. Thomas Bender
   OF EIGHT                                               Michael H. Kalkstein
   DIRECTORS.                                             Moses Marx
   (check one box only)                                   Donald Press
(Instruction: To withhold authority to vote for any       Steven Rosenberg
individual nominee(s), write that nominee's name(s) on    Allan E. Rubenstein, M.D.
the line below:)                                          Robert S. Weiss
                                                          Stanley Zinberg, M.D.
------------------------------------------------------
                                                            FOR   AGAINST  ABSTAIN
2. Approval of the 2001 Long Term Incentive Plan.           [  ]    [  ]     [  ]

3. Ratification of the appointment of KPMG LLP as independent certified public accountants of The Cooper
Companies, Inc. for the fiscal year ending
October 31, 2001.

4. In their discretion, the proxies are authorized to vote for the election of such substitute nominee(s) for directors as such proxies may select in the event that any nominee(s) named above become unable to serve, and on such other mailers as may properly come before the Meeting or any adjournments or postponements thereof.

THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

MARK HERE FOR ADDRESS CHANGE       [  ]
AND NOTE BELOW


SIGNATURE_________________  DATE___________ SIGNATURE___________________  DATE___________

NOTE:Please date this proxy and sign your name exactly as it appears herein. In the case of joint ownership, each joint owner must sign. If signing as an executor, trustee, guardian, attorney or in any other representative capacity or as an officer of a corporation, please indicate your full title as such.